Fees Summary	Nov. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 26,568,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,669.04
Total Offset Amount	0.00
Net Fee	$ 3,669.04